UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 8, 2007

America First Apartment Investors, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-49986	470858301
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Suite 100, 1004 Farnam Street, Omaha, Nebraska		68102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(402) 557-6360

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

On August 8, 2007, America First Apartment Investors, Inc. (the "Registrant") issued a press release announcing the Registrant’s financial results for the quarter and six months ended June 30, 2007. A copy of the press release is being furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information referenced in this Current Report on Form 8-K (including Exhibit 99.1 referenced in Item 9.01 below) is being "furnished" under "Item 2.02. Results of Operations and Financial Condition" and, as such, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information set forth in this Current Report on Form 8-K (including Exhibit 99.1 referenced in Item 9.01 below) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the "Securities Act"), except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The captions "Information Regarding Proposed Merger with Sentinel Real Estate Corporation," "Additional Information About the Proposed Merger and Where to Find It" and "Participants in the Solicitation" and the paragraphs under such captions are incorporated by reference in this Item 8.01 from the press release attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release of the Registrant dated August 8, 2007.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America First Apartment Investors, Inc.

August 8, 2007	By:	/s/ Jack H. Cassidy

Name: Jack H. Cassidy
Title: President and Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release of the Registrant dated August 8, 2007.